SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             HERLEY INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j) (2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

         o    Fee paid previously with preliminary materials

         o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                             HERLEY INDUSTRIES, INC.


Dear Stockholder:

         On November 7, 1996, Herley Industries, Inc. mailed to its stockholders a Proxy Card and Proxy Statement for use at its Annual Meeting of Stockholders to be held on December 17, 1996. Since such mailing, a second proposal has been added for consideration at this meeting ratifying the issuance of warrants previously issued to the Company's executive officers and directors. A revised proxy card is enclosed with this letter. We request that you vote for all items of business, and sign, date, and return the enclosed revised proxy card. If you have already voted, you must re-vote using the enclosed revised proxy card. Any prior proxy cards received by the Company will be destroyed. Please accept our apologies for this inconvenience.

                                        Sincerely yours,

                                        HERLEY INDUSTRIES, INC.


                                        Lee N. Blatt
                                        Chairman of the Board

November 21, 1996

                             HERLEY INDUSTRIES, INC.
                             -----------------------

                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 17, 1996
                             -----------------------

To the Stockholders of
HERLEY INDUSTRIES, INC.:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Herley Industries, Inc. will be held at the Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 17601 on Tuesday, December 17, 1996 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

       1.     To elect five directors.

       2. To consider and act upon a proposal to ratify the issuance of Warrants to the Company's executive officers and to certain directors.

       3. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

       The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

       Only stockholders of record on the books of the Company at the close of business on October 30, 1996 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                            By Order of the Board of Directors,

                                                     LEE N. BLATT
                                                     Chairman

Dated: November 21, 1996
       Lancaster, Pennsylvania

                             HERLEY INDUSTRIES, INC.
                                10 Industry Drive
                          Lancaster, Pennsylvania 17603


                             -----------------------
                             AMENDED PROXY STATEMENT
                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           Tuesday, December 17, 1996

       The Annual Meeting of Stockholders of Herley Industries, Inc. (the "Company") will be held on Tuesday, December 17, 1996 at The Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 17601 at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders. This amended proxy statement and the enclosed amended proxy have been mailed on or about November 21, 1996 to all stockholders as of the record date.

       If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

       Only stockholders of record on October 30, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding one class of voting capital stock, namely 2,951,247 shares of Common Stock, $.10 par value. Stockholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a majority of the votes cast at the meeting on the proposal is required for approval of each matter to be submitted to a vote of the stockholders. For purposes of determining whether proposals requiring a majority of the votes cast at the meeting have received a majority vote, abstentions will not be included in the vote totals, and in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on such vote, but will be counted in the determination of a quorum.

       To the knowledge of the Board of Directors, upon whose behalf this solicitation is made, the only persons owning of record or beneficially more than 5% of the Company's outstanding Common Stock as of the Record Date are Lee
N. Blatt, Chairman of the Board, residing in Vero Beach, Florida, who owns 669,864 (20.7%) shares , Myron Levy, President, residing in Lancaster, Pennsylvania, who owns 273,311 shares (8.8%), and Gerald I. Klein, the Company's Chief Technical Officer, residing in Lancaster, Pennsylvania, who owns 290,146 (9.4%) shares.

                              ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation provides for a Board of Directors consisting of not less than three nor more than twelve directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of six directors, including Gerald I. Klein who, while still employed by the Company in an executive capacity, will not be seeking renomination to the

Board at the 1996 Annual Meeting. The Company's Board of Directors nominated for election at this meeting and the classes in which they will serve are as follows:

            Class I                 Class II                 Class III
      (To Serve until the      (To Serve until the      (To Serve until the
       Annual Meeting of        Annual Meeting of        Annual Meeting of
     Stockholders in 1997)    Stockholders in 1998)    Stockholders in 1999)
     ---------------------    ---------------------    ---------------------

    David H. Lieberman (1)         Myron Levy              Lee N. Blatt
                               Adm. Thomas J.           John A. Thonet (2)
                                   Allshouse(1)(2)

(1) Member of Compensation Committee
(2) Member of Audit Committee

       The directors are to be elected to hold office until the Annual Meeting of Stockholders as set forth above or until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

       Directors who are not employees of the Company receive a fee of $7,500 for each annual meeting of the Board of Directors and $1,500 for each interim
Board of Directors or committee meeting attended. There were four meetings of the Board of Directors during the fiscal year ended July 28, 1996, including the annual meeting. Each Director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended July 28, 1996, there was one meeting each of the Audit and Compensation Committees. The Audit
Committee is involved in discussions with the Company's independent certified public accountants with respect to the year end audited financial statements. The Compensation Committee recommends executive compensation and the granting of stock options and warrants to key employees. See "Compensation Committee Report on Executive Compensation." The Company does not have a nominating committee.

Security Ownership

       The following table sets forth the indicated information as of October 14, 1996 with respect to the beneficial ownership of the Company's securities by
(i) all persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, and
(iii) by all officers and directors as a group:

                                                   Shares of Common Stock
                                      Director       Beneficially Owned
Name                         Age       Since               (1)(5)
----                         ---      --------     ----------------------

Lee N. Blatt (2)(4)          68       1965               669,864 (20.7%)
Myron Levy (4)               56       1992               273,311 ( 8.8%)
Gerald I. Klein (4)          68       1991               290,146 ( 9.4%)
Anello C. Garefino (4)       49        --                 33,051 ( 1.1%)
Allan Coon (4)               60        --                 20,000
Adm. Thomas J.
   Allshouse                 71       1983                19,600
David H. Lieberman           51       1985                16,600
John A. Thonet (3)           46       1991                16,270
Directors and officers
  as a group (8 persons)                               1,338,842 (37.4%)
------
(1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated. Ownership represents sole voting and investment power.
(2) Does not include an aggregate of 356,700 shares owned by family members, including Hannah Thonet, Rebecca Thonet, Kathi Thonet, Randi Rossignol and Allyson Gerber, of which Mr. Blatt disclaims beneficial ownership.
(3) Does not include 105,000 shares, owned by Mr. Thonet's children, Hannah and Rebecca Thonet, and 137,233 shares owned by his wife, Kathi Thonet. Mr. Thonet disclaims beneficial ownership of these shares.
(4) Includes shares subject to options exercisable within the 60-day period following October 30, 1996 at prices ranging from $3.38 to $9.25 per share pursuant to the Company's Non-Qualified Stock Option Plans: Lee
         N. Blatt - 183,333, Myron Levy - 94,167, Gerald I. Klein - 76,667, Anello C. Garefino - 13,333, Allan Coon - 10,000.
(5) Includes shares subject to outstanding warrants exercisable within the the 60-day period following October 30, 1996 at a price of $6.1875:
         Lee N. Blatt - 100,000, Myron Levy - 50,000, Gerald I. Klein - 50,000, Anello C. Garefino - 10,000, Allan Coon - 10,000; and the following at a price of $7.125: Adm. Thomas J. Allshouse - 10,000, David H. Lieberman - 10,000, John A. Thonet - 10,000.

Principal Occupations of Directors

       The following is a brief account of the business experience for the past five years of the Company's directors:

       Mr. Lee N. Blatt has been Chairman of the Board of the Company since its organization in 1965. Mr. Blatt holds a Bachelors Degree in Electrical Engineering from Syracuse University and a Masters Degree in Business Administration from City College of New York. Mr. Blatt is primarily involved in the financial and administrative activities of the Company.

       Mr. Myron Levy has been President of the Company since June 1993 and served as Executive Vice President and Treasurer since May 1991, and prior thereto as Vice President for Business Operations and Treasurer since October
1988. For more than ten years prior to joining the Company, Mr. Levy, a certified public accountant, was employed in various executive capacities by Instrument Systems Corporation, most recently holding the position of Vice President.

       Mr. Gerald I. Klein has been Chief Technical Officer of the Company since March 1994, and has served as Chief Operating Officer and as Executive Vice President since January 1988.

       Admiral Thomas J. Allshouse has been a director of the Company since September 1983. Prior to 1981, when he retired from the United States Navy, Admiral Allshouse served for 34 years in various naval officer positions, including acting as commanding officer of the United States Naval Ships Parts Control Center. Admiral Allshouse holds a Bachelors Degree in Engineering from the United States Naval Academy and a Masters Degree in Business Administration from Harvard University.

       Mr. David H. Lieberman has been a practicing attorney in the State of New York for more than the past ten years and is a member of the firm of Blau, Kramer, Wactlar & Lieberman, P.C., general counsel to the Company. For the fiscal year ended July 28, 1996, approximately $64,000 in legal fees were paid to this firm.

       Mr.  John  A.  Thonet  has  been  President  of  Thonet  Associates,   an
environmental consulting firm specializing in land planning and zoning matters for the past ten years. Mr. Thonet is the son-in-law of Mr. Lee N. Blatt.

                                   MANAGEMENT

Officers of the Company

The executive officers of the Company are as follows:

         Name                       Position Held with the Company
         ----                       ------------------------------
Lee N. Blatt                        Chairman of the Board and Chief Executive
                                    Officer

Myron Levy                          President

Gerald I. Klein                     Chief Technical Officer

Anello C. Garefino                  Vice President-Finance, Treasurer and Chief
                                    Financial Officer

Allan Coon                          Vice President

David H. Lieberman                  Secretary

       Mr. Anello C. Garefino (49 years of age) has been employed by the Company in various executive capacities for more than the past five years. Mr. Garefino, a certified public accountant, was appointed Vice President-Finance, Treasurer and Chief Financial Officer in June 1993. From 1987 to January 1990, Mr. Garefino was Corporate Controller of Exide Corporation.

       Mr. Allan Coon (60 years of age) joined the Company in 1992 and has served as a Vice President since December 1995. Prior to joining the Company, Mr. Coon held various financial positions with Alpha Industries, Inc.

Executive Compensation

       The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer and each of the other executive officers of the Company, for services rendered for the fiscal years ended July 28, 1996, July 30, 1995 and July 31, 1994.

                                            Summary Compensation Table

                  Annual Compensation                                 Long-Term Compensation
     -------------------------------------------------             ---------------------------
Name and                                       Other Annual     Stock      Long-Term
Principal        Fiscal                        Compensation     Option     Incentive     All Other
Position          Year   Salary(1)   Bonus(2)      (3)         Awards(#)  Plan Payouts Compensation
---------------  ------  ---------  ---------  ------------   ----------  ------------ ------------
Lee N. Blatt      1996   $ 483,028  $ 203,068    $ -          200,000(5)       -       $ 4,500 (4)
Chairman of       1995     503,842       -         -          100,000          -         4,620
the Board         1994     454,705       -         -          100,000          -        22,400

Myron Levy        1996     288,726    121,841      -          125,000(5)       -         7,380 (4)
President         1995     295,331     27,500      -           50,000          -         6,636
                  1994     240,384       -         -           40,000          -         5,041

Gerald I. Klein   1996     288,726    121,841      -           50,000(5)       -         4,500 (4)
Chief Technical   1995     295,328       -         -           50,000          -         4,620
Officer           1994     286,727       -         -           60,000          -         4,980

--------

(1) Amounts set forth herein include cost of living adjustments under employment contracts in fiscal 1996 and 1995 and are less than contractual obligations in fiscal 1994 as a result of voluntary salary reductions.
(2) Represents for Messrs. Blatt, Levy and Klein incentive compensation under employment agreements. No incentive compensation was earned under the employment agreements in fiscal 1995. Mr. Levy was awarded a bonus by the Board of Directors for fiscal 1995. Messrs. Blatt, Levy and Klein each waived their incentive compensation payment under the employment agreements for fiscal 1994. See "Management - Employment Agreements."
(3) Other Annual Compensation does not include amounts of certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
(4) All Other Compensation includes: (a) $2,880 paid by the Company for term life insurance on Mr. Levy, and (b) $4,500, $4,500 and $4,500 contributed to the Company's 401(k) Plan as a pre-tax salary deferral for Messrs. Blatt, Levy and Klein respectively.
(5) Includes the following warrants issued in December 1995 for the right to purchase Common Stock of the Company at a price of $6.1875: Lee N. Blatt
       - 100,000, Myron Levy - 50,000, Gerald I. Klein - 50,000; and options issued in October 1996 at a price of $9.25: Lee N. Blatt - 100,000, Myron Levy - 75,000.

Employment Agreements

       In June 1984, Lee N. Blatt entered into an employment agreement with the Company, which, as amended, terminates on December 31, 2002, subject to extension each January 1 for six years from that date not to extend, in any event, beyond December 31, 2006. Pursuant to the agreement, Mr. Blatt receives compensation consisting of salary, an annual cost of living increment, and an incentive bonus. The present base annual salary for Mr. Blatt is $475,000. Mr. Blatt's incentive bonus is not less than 5% of the Company's consolidated pretax earnings.

       In October 1988, the Company entered into an employment agreement with Myron Levy, which, as amended, terminates on December 31, 2002, subject to extension each January 1 for six years from that date not to extend, in any event, beyond December 31, 2006. The agreement, as amended, provides for a present base salary of $275,000 per annum, plus cost-of-living increments. Mr. Levy also is entitled to an incentive bonus in an amount equal to not less than 3% of the consolidated pretax earnings of the Company.

       In December 1991, the Company entered into an employment agreement with Gerald I. Klein which, as amended, terminates on December 31, 2001. The agreement provides for a present base salary at the annual rate of $275,000, an annual cost of living increment and an incentive bonus equal to not less than 3% of the consolidated pretax earnings of the Company.

       The employment agreements with Messrs. Blatt, Levy and Klein make provision for certain payments following death or disability. The employment agreements also provide for certain rights in the event there is a change in control of the Company, as defined therein.

Certain Transactions

       In  November  1995 and March  1996,  the Company  loaned  $1,700,000  and
$300,000, respectively, to certain officers as authorized by the Board of Directors, pursuant to the terms of non-negotiable promissory notes. The loans are secured by 445,774 shares of common stock of the Company. The notes are due November 1996 and March 1997, respectively, and may be renewed by the Company for up to four additional one-year periods. Interest is payable at maturity at the average rate of interest paid by the Company on borrowed funds during the fiscal year. The pledge agreement also provides for the Company to have the right of first refusal to purchase the pledged securities, based on a formula as defined, in the event of the death or disability of the officer.

       On March 6, 1996, the Board of Directors approved the purchase of an industrial parcel of land from the Chairman of the Company for $940,000. A deposit of $94,000 was paid on execution of the contract, and the balance of $846,000 will be paid at settlement on or before April 30, 1998. The Company intends to use this land for possible future expansion.

Stock Plans

1988 Non-Qualified Stock Option Plan

       The Company's 1988 Non-Qualified Stock Option Plan covers 500,000 shares of the Company's Common Stock. Under the terms of the plan, the purchase price of the shares subject to each option granted will not be less than 85% of the fair market value at the date of grant. The date of exercise may be determined at the time of grant by the Board of Directors; however, if not specified, 20% of the shares can be exercised each year beginning one year after the date of grant so that such option may be exercised as to 100% of the shares covered thereby five years after the date of grant.

       In December 1995, this Plan was terminated except for outstanding options thereunder. At July 28, 1996, options to purchase 23,100 shares of Common Stock were outstanding.

1992 Non-Qualified Stock Option Plan

       The 1992 Non-Qualified Stock Option Plan covers 1,000,000 shares of the Company's Common Stock. Under the terms of the Plan, the purchase price of the shares, subject to each option granted, is 100% of the fair market value at the date of grant. The date of exercise is determined at the time of grant by the Board of Directors; however, if not specified, 50% of the shares can be exercised each year beginning one year after the date of grant. The options expire ten years from the date of grant.

       In December 1995, this Plan was terminated except for outstanding options thereunder. At July 28, 1996, options to purchase 489,468 shares of Common Stock were outstanding.

1996 Stock Option Plan

       The 1996 Stock Option Plan covers 500,000 shares of the Company's Common Stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986 or non-qualified stock options. Under the terms of the Plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted is determined at the time of grant by the Board of Directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire ten years from the date of grant. No options were granted during the fiscal year ended July 28, 1996.

Warrant Agreements

       In April 1993, common stock warrants were issued to certain officers and directors for the right to acquire 430,000 shares of common stock of the Company at the fair market value of $7.125 per share at date of issue. In December 1995, warrants for 400,000 shares were canceled. The warrants expire April 30, 1998. In December 1995, common stock warrants were issued to certain officers for the right to acquire 220,000 shares of common stock of the Company at the fair market value of $6.1875 per share at date of issue. The warrants expire December 13, 2005.

Employee Savings Plan

       The Company maintains an Employee Savings Plan which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code. This plan allows employees to contribute between 2% and 15% of their salaries to the plan. The Company, at its discretion can contribute 100% of the first 2% of the employees' salary so contributed and 25% of the next 4% of salary. Additional Company contributions can be made, depending on profits. The aggregate benefit payable to an employee is dependent upon his rate of contribution, the earnings of the fund, and the length of time such employee continues as a participant.

       The Company accrued approximately $159,000 for the fiscal year ended July 28, 1996 and contributed approximately $151,000 and $199,000 to this plan for the years ended July 30, 1995 and July 31, 1994, respectively. For the year ended July 28, 1996, $4,500 each was contributed by the Company to this plan for Messrs. Blatt, Levy, and Klein, and $19,674 was contributed for all officers and directors as a group.

Warrants Issued in Last Fiscal Year (1)

       The following table sets forth all warrants issued to the named executive officers during the fiscal year ended July 28, 1996:

                             Individual Warrants Issued (1)(2)
                   --------------------------------------------------      Potential Realizable Value
                                % of Total                                 at Assumed Annual Rates of
                                  Warrants                                   Stock Price Appreciation
                   Warrants      Issued to     Exercise                      for Warrant Term (4)(5)
                    Issued      Employees in    Price      Expiration      ---------------------------
      Name            (#)     Fiscal Year (3)   ($/Sh)        Date          0%       5%         10%
-----------------  --------   ---------------  -------     ----------      ----   --------    --------
  Lee N. Blatt      100,000          45%       $6.1875      12/13/05        $0    $389,100    $986,100

  Myron Levy         50,000          23%        6.1875      12/13/05         0     195,600     493,100

  Gerald I. Klein    50,000          23%        6.1875      12/13/05         0     195,600     493,100

(1) All warrants are issued under individual agreements. Dollar gains are based on the assumed annual rates of appreciation of the exercise price of each option for the term of the option.

(2) Warrants were issued in fiscal 1996 at 100% of the closing price of the Company's Common Stock on date of issue and are fully vested.

(3) Total warrants issued to employees in 1996 were for 220,000 shares of Common Stock.

(4) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's stock. Such amounts are based on the assumption that the named persons hold the warrants for their full ten year term. The actual value of the warrants will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the warrants were issued at fair market value and holders of the warrants will not recognize any gain without an increase in the stock price, which increase benefits to all stockholders commensurately. The Company did not use an alternative formula to attempt to value the warrants at the date of issue, as management is not aware of any formula which determines with reasonable accuracy a present value of warrants of the type issued.

(5) The increase in market value of the Company's stock for all stockholders as of the Record Date, assuming annual rates of stock appreciation from July 28, 1996 (stock price at $8.50 per share) over the ten year period used in this table, aggregates $15,776,200 at a rate of 5% and $39,980,000 at a rate of 10%.

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

       The following table sets forth stock options exercised during fiscal 1996 and all unexercised stock option grants and warrants issued to the named executive officers as of July 28, 1996.

                      Shares                          Number of Unexercised       Value of Unexercised In-The-Money
                    Acquired on     Value        Options/SARs at Fiscal Year-End  Options/SARs at Fiscal Year-End(2)
Name                Exercise(#) Realized($)(1)   Exercisable       Unexercisable  Exercisable         Unexercisable
----                ----------- --------------   -------------     -------------  -----------         -------------
Lee N. Blatt          200,000    1,000,000          233,333           66,667        $563,900             $341,300
Myron Levy             70,000      350,000          106,667           33,333         265,800              170,700
Gerald I. Klein       100,000      500,000          126,667           33,333         298,200              170,700

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2) Based upon the closing price of the Company's Common Stock of $8.50 on July 28, 1996.

Board of Directors Interlocks and Insider Participation

       During fiscal 1996, the Company's Compensation Committee consisted of Messrs. Thomas J. Allshouse and David H. Lieberman. Except for Mr. Lieberman being Secretary and a member of a law firm acting as counsel to the Company, none of these persons were officers or employees of the Company during fiscal 1996 nor had any relationship requiring disclosures in this Proxy Statement.

       In  accordance  with rules  promulgated  by the  Securities  and Exchange

Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

Compensation Committee Report on Executive Compensation

       The primary function of the Compensation Committee is to oversee policies relating to executive compensation including salary, incentive bonuses, fringe benefits and stock option awards. Its objective is to attract and retain qualified individuals by providing competitive compensation, while, at the same time, linking such compensation to corporate objectives. The Committee believes that providing a direct relationship between corporate results and executive compensation will best serve shareholder interest. This link between executive compensation and corporate performance is facilitated through incentive bonuses based on earnings and also through stock option awards. Salary ranges for the chief executive officer and other executive officers are based on the underlying accountability of each executive's position, which is reviewed on a regular basis, subject to the terms and conditions of employment agreements.


Relationship of Compensation to Performance for Officers and Chief Executive Officer

       The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock option plans maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance.

     The Compensation Committee:           Thomas J. Allshouse
                                           David H. Lieberman

Compliance with Section 16(a) of the Securities Exchange Act

       Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities (Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities
Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

       Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1996.

                                PERFORMANCE GRAPH

       The following graph sets forth the cumulative total stockholder return to the Company's stockholders during the five year period ended July 28, 1996 as well as an overall stock market index (NASDAQ Stock Market-US) and the Company's peer group index (S&P Aerospace/Defense):


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
       AMONG HERLEY INDUSTRIES, INC., THE NASDAQ STOCK MARKET-US INDEX AND
                        THE S & P AEROSPACE/DEFENSE INDEX

MEASUREMENT PERIOD            HERLEY            NASDAQ             S & P
(FISCAL YEAR COVERED)    INDUSTRIES, INC.    STOCK MARKET    AEROSPACE/DEFENSE
---------------------    ----------------    ------------    -----------------
        1991                   100                100              100
        1992                   154                117              102
        1993                   137                143              130
        1994                    68                147              148
        1995                    93                206              221
        1996                   152                225              287

         * $100 Invested on July 31, 1991 in stock or index including reinvestment of dividends. Fiscal year ending July 31.

                   PROPOSAL TO RATIFY THE ISSUANCE OF WARRANTS
          TO THE COMPANY'S EXECUTIVE OFFICERS AND TO CERTAIN DIRECTORS

Introduction

         At the Annual Meeting there will be presented to stockholders a proposal to ratify the prior issuance of common stock purchase warrants (the "Warrants") to executive officers of the Company and certain directors. Stockholder approval is required under the rules of the Nasdaq Stock Market.

         The first Warrants for which the Company seeks ratification were authorized by the Company's Board of Directors in April 1993 and provided for the issuance of 10,000 Warrants to each of Thomas J. Allshouse, John Thonet and David H. Lieberman, the Company's three outside directors. These Warrants, which were issued subject to stockholder approval, each provides for an exercise price of $7-1/8, which was the fair market value of the Company's Common Stock at the date of grant. The Warrants expire on April 30, 1998 and have yet to be exercised.

         The second Warrants for which the Company seeks ratification were authorized by the Company's Board of Directors on December 13, 1995 for issuance to the Company's executive officers. At the recommendation of the Compensation Committee, the Board authorized the issuance of 100,000 Warrants to Lee N. Blatt, 50,000 Warrants to Myron Levy, 50,000 Warrants to Gerald Klein, 10,000 Warrants to Anello Garefino and 10,000 Warrants to Allan Coon. These Warrants, which were issued subject to stockholder approval, each provides for an exercise price of $6-3/16 which was the fair market value of the Company's Common Stock on date of grant. The Warrants expire on December 13, 2005 and have yet to be exercised. The Warrants issued to Messrs. Blatt, Levy and Klein were in lieu of warrants previously issued to them in April 1993 to acquire an aggregate of 400,000 shares of the Company's Common Stock at $7-1/8 per share with an expiration date of April 30, 1998. 200,000 of such warrants were previously issued to Lee Blatt, 100,000 of such warrants were previously issued to Gerald Klein and 80,000 were previously issued to Myron Levy. All of the previously issued warrants were cancelled at the time of the December 1995 issuance.

         The terms and conditions of the above-referenced Warrants are more fully set forth in the Warrant Agreement annexed hereto as Exhibit A. In summary, the Warrants are subject to dilution under certain circumstances such as a recapitalization, consolidation or merger of the Company and the issuance of shares of Common Stock at less than the purchase price for such Warrants, excluding certain shares reserved for issuance upon exercise of outstanding stock options or warrants. The Warrant Agreement also provides that neither the Warrant nor the underlying shares of Common Stock will be offered or sold except in a registration statement meeting the requirements of the Securities Act of 1933, as amended, ("the Act"), or unless an exemption from registration is afforded under the Act.

         The reason for the issuance of the Warrants to the above-named individuals is similar to the rationale for issuing stock options. Management believes that the Company's short-term and long-term success is dependent upon the ability of the Company to attract, motivate and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. Management believes that the Warrants, similar to stock options, provide an incentive focusing the person's attention on managing the Company from a perspective of an owner with an equity stake in the business. The Warrants were awarded with an exercise price equal to the market value of Common Stock on the date of grant. With respect to the Warrants issued to executive officers, the number of shares subject to Warrants granted to each individual was dependent upon the level of that officers responsibility, with the largest grants awarded to the most senior officer, who, in the view of the Compensation Committee, has the greatest potential impact on the Company's profitability and growth. In determining the issuance of Warrants to Messrs. Blatt, Klein and Levy, the cancellation of a greater number of previously issued warrants was also a determining factor in the number of new Warrants issued to them.

Federal Income Tax Consequences

         Upon the exercise of a Warrant, an employee who is not a director or officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock, at the time of exercise, over the exercise price and is also subject to withholding on such compensation. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of a Warrant by an officer or director of the Company, while he or she is subject to Section 16(b) of the Securities Exchange Act of 1934, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such ordinary income.

Upon subsequent disposition of the shares subject to the Warrant, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock.

The tax basis of the shares of Common Stock received by the recipient will be the market value on the date the recipient is considered to have received taxable compensation income, and the holding period of the shares will begin the day after such date.

Required Vote

The affirmative vote of a majority of those votes cast on this proposal at the annual meeting in person or by proxy is required for approval of the Warrants. In the event the Warrants are not approved at this Annual Meeting, they will be cancelled.

The Board of Directors recommends a vote FOR the approval of the ratification of the previous issuance of the Warrants to its executive officers and certain directors.

                            MISCELLANEOUS INFORMATION

       A representative of Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended July 28, 1996, plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

       As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

       The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

       Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than October 1, 1997 to be considered for inclusion in the Company's next Proxy Statement.

       A copy of the Company's Annual Report for the fiscal year ended July 28, 1996 has been provided to all stockholders as of the Record Date. The Annual Report is not to be considered as proxy soliciting material.


                                             By Order of the Board of Directors,

                                             LEE N. BLATT
                                             Chairman of the Board

Dated: November 21, 1996
       Lancaster, Pennsylvania

                                                                       EXHIBIT A
                             HERLEY INDUSTRIES, INC.
                                WARRANT AGREEMENT

These securities may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer of sale delivers a prospectus meeting the requirements of the Securities Act of 1933 forming a part of a registration statement, or post-effective amendment thereto, which is effective under said act, or unless in the opinion of counsel to the Corporation, such offer and sale is exempt from the provisions of Section 5 of said Act.


                                  W A R R A N T


For the Purchase of Common Stock, Par Value $.10 per Share of


                             HERLEY INDUSTRIES, INC.

             (Incorporated under the Laws of the State of Delaware)



                       VOID AFTER 5 P.M. ________________


No. ____
                                                       Warrant to Purchase
                                                            _______ Shares


                THIS IS TO CERTIFY that, for value received, ____________________________ is entitled, subject to the terms and conditions set forth, at or before 5 P.M., New York City Time, on ______________, but not thereafter, to purchase the number of shares set forth above of Common Stock, par value $.10 per shares (the "Common Stock"), of HERLEY INDUSTRIES, INC., a Delaware corporation (the "Corporation"), from the Corporation at a purchase price per share of $_______ if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 3 hereof, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.

                1. The Corporation covenants and agrees that all shares may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

                2. The rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified at the prices specified in Section 1 hereof . In case of the purchase of less than all the shares as to which this Warrant is exercisable, the Corporation shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new

Warrant of like tenor for the balance of the shares purchasable hereunder.

                3. The price per share at which shares of Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

                         (A) In case the Corporation  shall,  while this Warrant
                remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (A), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

                         (B) In the case of any consolidation of the Corporation
                with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliver- able upon the exercise hereof.

                         (C) In case the Corporation  shall,  while this Warrant
                remains unexercised, in whole or in part, and in force, issue (otherwise than by stock dividend or stock split-up or reverse split) or sell shares of its Common Stock (hereinafter referred to as "Additional Shares") for a consideration per share (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith) less than the purchase price hereunder per share, then, after the date of such issuance or sale, the purchase price hereunder per shall be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by such purchase price hereunder per share, plus (b) the consideration (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith), if any, received by the Corporation upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding after the date of the issuance or sale of such Additional Shares, and the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder at each such adjusted purchase price per share, at the time such adjusted purchase price per shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder per share before such adjustment, by the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately before such adjustment, and dividing the product so obtained by such adjusted purchase price per share; provided, however, that no such adjustment of the purchase price hereunder per share or the number of shares for which this Warrant may be exercised shall be made upon the issuance or sale by the Corporation of not more than 500,000 Additional Shares reserved for issuance upon exercise of outstanding stock options or warrants.

                         (D) In case the Corporation  shall,  while this Warrant
                remains unexercised in whole or in part, and in force, issue or grant any rights to subscribe for or to purchase, or any option (other than the employee stock options referred to in subsection
                (C) above) for the purchase of (i) Common Stock or (ii) any indebtedness or shares of stock convertible into or exchangeable for Common Stock (indebtedness or shares of stock convertible into or exchangeable for Common Stock being hereinafter referred to as "Convertible Securities"), or issue or sell Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable (determined by dividing (1) in the case of an issuance or grant of any such rights or options, the total amount, if any, received or receivable by the Corporation as consideration for the issuance or grant of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such rights or options, plus, in the case of such Convertible Securities, in the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, or (2) in the case of an issuance or sale of Convertible Securities other than where the same or issuable upon the exercise of any such rights or options, the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, by, in either such case, (3) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable) shall be less than the two purchase prices hereunder per share, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, shall (as of the date of the issuance or grant of such rights or options or, in the case of the issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of rights or options, as of the date of such issuance or sale) be deemed to be outstanding and to have been issued for said price per share; provided that (i) no further adjustment of the purchase price shall be made upon the actual issuance of such Common Stock upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities or upon the actual issuance of Convertible Securities where the same are issuable upon the exercise of such rights or options, and (ii) rights or options issued or granted pro rata to shareholders without consideration and Convertible Securities issuable by way of dividend or other distribution to shareholders shall be deemed to have been issued or granted at the close of business on the date fixed for the determination of shareholders entitled to such rights, options or Convertible Securities and shall be deemed to have been issued without consideration; and (iii) if, in any case, the total maximum number of shares of Common Stock issued upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities is not, in fact, issued and the right to exercise such right or option or to convert or exchange such Convertible Securities shall have expired or terminated, then, and in any such event, the purchase price, as adjusted, shall be appropriately readjusted at the time of such expiration or termination. In such case, each purchase price hereunder per share which is greater than the price per share for which Common Stock is issuable upon conversion or exchange of such rights or options or upon conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, as determined above in this subsection (D), shall thereupon be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to the time of the issuance or grant of such rights or options or the issuance or sale of such Convertible Securities multiplied by such purchase price hereunder per share, plus (b) the total amount, if any, received or receivable by the Corporation as consideration for such issuance or grant or such issuance or sale, plus the additional amounts referred to and more fully set forth in clauses (1) and
                (2) of the parenthetical material above in this subsection (D), whichever clause and whichever additional amounts may be applicable, by (2) the total number of shares of Common Stock outstanding after the date of such issuance or grant or such issuance or sale, and the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder at such adjusted purchase price per share, at the time such adjusted purchase price per shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder, per share, before such adjustment, by the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately before such adjustment and dividing the product so obtained by such adjusted purchase price per share.

                         (E) For the purpose of  subsections  (C) and (D) above,
                in case the Corporation shall issue or sell Additional Shares, issue or grant any rights to subscribe for or to purchase, or any options for the purchase of (i) Common Stock or (ii) Convertible Securities, or issue or sell Convertible Securities for a consideration part of which shall be other than cash, the amount of the consideration received by the Corporation therefor shall be deemed to be the cash proceeds, if any, received by the Corporation plus the fair value of the consideration other than cash as determined by the Board of Directors of the Corporation in good faith, before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, such issuance, grant or sale.

                         (F) Subject to the  provisions of subsection (G) below,
                in case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, make any distribution of its assets to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, the holder hereof shall be entitled, upon exercise of this Warrant and purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or at the option of the Corporation, a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Corporation in good faith) which would have been payable to such holder had he been the holder of record of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

                         (G) Except as  otherwise  provided  in  subsection  (B)
                above, in the case of any sales or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, in the case of the dissolution, liquidation or winding up of the Corporation, all rights under this Warrant shall terminate on a date fixed by the Corporation, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the registered holder hereof, as the same shall appear on the books of the Corporation, at least thirty (30) days prior to such termination date.

                         (H) In case the Corporation  shall,  while this Warrant
                remains unexercised in whole or in part, and in force, offer to the holders of Common Stock any rights to subscribe for additional shares of stock of the Corporation, then the Corporation shall given written notice thereof to the registered holder hereof not less than thirty (30) days prior to the date on which the books of the Corporation are closed or a record date fixed for the determination of shareholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or the record date fixed with respect to such offer or subscription, and the right of the holder hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

                         (I) Any adjustment pursuant to the foregoing provisions
                shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the Corporation shall forthwith determine the new number of shares of Common Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment(s).

                         (J) For  the  purposes  of this  Section  3,  the  term
                "Common Stock" shall include all shares of capital stock authorized by the Corporation's Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

                         (K) Whenever the price per share hereunder,  initial or
                adjusted, and the number of shares of Common Stock to be purchased upon exercise hereof, initial or adjusted, shall be changed or adjusted pursuant to the provisions of this Section 3, the Corporation shall forthwith cause written notice setting forth the changed or adjusted price per share hereunder and number of shares to be purchased upon exercise hereof to be given to the holder of this Warrant.

                4. The holder hereof agrees that the Warrants and shares of Common Stock will not be offered or sold (1) unless at the time of such offer or sale, there is delivered a prospectus meeting the requirements of the Securities Act of 1933, as amended, forming a part of an applicable post-effective amendment to the Registration Statement, or forming a part of a new registration statement with respect to such offer and sale, or (2) unless in the opinion of counsel to the Corporation satisfactory to the holder hereof, such offer and sale is exempt from the provisions of Section 5 of the Act. In connection with the preparation of any post-effective amendment to the Registration Statement or any new registration statement, the holder hereof agrees to furnish the Corporation with information, in writing, concerning the terms of the proposed offer.

                5. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of the same class.

                6. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

                7. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                8. The Corporation will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to shareholders of the Corporation concurrently with the distribution thereof to such shareholders.

                9. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 10 Industry Drive, Lancaster, Pennsylvania 17603, and the Corporation shall give written notice of any change of address to the holder hereof.

               10. The exercise of this Warrant is subject to the approval of its issuance by the shareholders of the Corporation.

                IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary.


Dated:

                                        HERLEY INDUSTRIES, INC.


                                        By:
[Corporate Seal]                           --------------------

ATTEST:
       -----------------------

                            HERLEY INDUSTRIES, INC.
               AMENDED BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                               December 17, 1996

       The undersigned hereby appoints Lee N. Blatt and Myron Levy, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in HERLEY INDUSTRIES, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held December 17, 1996 and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

       1.  Election  of the  following  nominees,  as  set  forth  in the  Proxy
           Statement:

          David H. Lieberman, Myron Levy, Adm. Thomas J. Allshouse, Lee N. Blatt and John A. Thonet

          /__/ FOR ALL NOMINEES    /__/ WITHHELD FROM ALL NOMINEES

          /__/ FOR ____________________ BUT WITHHELD FROM ______________________

       2. Ratification of the issuance  of Warrants,  as set forth  in the Proxy
          Statement:

          /__/ FOR          /__/ AGAINST          /__/ ABSTAIN

       3. Upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

Dated:  _____________, 1996             _________________________________ [L.S.]

                                        _________________________________ [L.S.]

                            (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE